UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2015

NOVATEL WIRELESS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-31659	86-0824673
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

9645 Scranton Road San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, at the 2015 annual meeting of stockholders (the “Annual Meeting”) of Novatel Wireless, Inc. (the “Company”) held on June 24, 2015, the Company’s stockholders approved a proposal to amend the Company’s 2009 Omnibus Incentive Compensation Plan (the “2009 Plan”) in order to increase the number of shares of the Company’s common stock, par value $0.001 per share, reserved for issuance under the 2009 Plan (the “Plan Amendment”). On April 22, 2015 the Company’s Board of Directors (the “Board”) had approved the Plan Amendment, subject to stockholder approval.

As described in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”), the Plan Amendment increases the number of shares of the Company’s common stock reserved for issuance under the 2009 Plan from 10,323,000 to 12,323,000, including 323,000 shares that currently may be used for inducement grants under the 2009 Plan pursuant to Nasdaq Listing Rule 5635. This is an increase of 2,000,000 shares that may be used to provide equity incentives to employees, officers and directors of the Company, as well as any other persons that provide services to the Company.

The descriptions of the Plan Amendment contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2009 Plan, as amended and restated, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 24, 2015. The stockholders of the Company considered and acted upon the following proposals, which are set out in more detail in the Company's Proxy Statement:

1.
Election of Directors. By the vote reflected below, the stockholders elected Alex Mashinsky, Robert Pons, and David Werner to serve as directors for a three year term expiring at the 2018 annual meeting of stockholders.

2.
Approval of an Amendment to the Company's 2009 Omnibus Incentive Compensation Plan. By the vote reflected below, the stockholders approved an amendment of the Company's 2009 Omnibus Incentive Compensation Plan, which increases the number of shares issuable under the plan by 2,000,000 shares.

3.
Advisory Vote on Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Proxy Statement relating to the Annual Meeting.

4.
Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2015. By the vote reflected below, the stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

The results with respect to the above proposals were as follows:

Proposal	Vote Results	Vote Type	Voted	Voted (%)	O/S (%)
Election of Directors
Alex Mashinsky	ELECTED	For	25,648,876	96.04	51.18
		Withheld	1,056,259	3.96	2.11
		Non-Votes	18,234,839		36.38
Robert Pons	ELECTED	For	24,708,325	92.52	49.31
		Withheld	1,996,810	7.48	3.98
		Non-Votes	18,234,839		36.38
David Werner	ELECTED	For	25,639,690	96.01	51.16
		Withheld	1,065,445	3.99	2.13
		Non-Votes	18,234,839		36.38
Approval of an Amendment to the Company's 2009 Omnibus Incentive Compensation Plan	APPROVED	For	25,600,236	95.86	51.08
		Against	1,076,212	4.03	2.15
		Abstain	28,702	0.11	0.06
		Non-Votes	18,234,839		36.38
Advisory Vote on Executive Compensation	APPROVED	For	26,077,761	97.65	52.04
		Against	602,748	2.26	1.20
		Abstain	24,641	0.09	0.05
		Non-Votes	18,234,839		36.38
Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2015	APPROVED	For	44,107,948	98.14	88.01
		Against	721,785	1.61	1.44
		Abstain	110,256	0.25	0.22
		Non-Votes	—		—

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

	10.1	Amended and Restated Novatel Wireless, Inc. 2009 Omnibus Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATEL WIRELESS, INC.

	By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President, General Counsel
Date: June 29, 2015